UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2005

IMAGE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20525 Nordhoff Street, Suite 200, Chatsworth, California 91311

(Address of principal executive offices, including zip code)

(818) 407-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

EXPLANATORY NOTE

                This amendment to the Current Report on Form 8-K filed by Image Entertainment, Inc. with the Securities and Exchange Commission on November 1, 2005 is filed solely to correct inadvertent typographical errors contained in Exhibit 4.1 thereto.  A corrected form of Exhibit 4.1, which replaces the prior exhibit in its entirety, is filed herewith.

ITEM 9.01  Financial Statements and Exhibits.

                (c)     Exhibits

Exhibit Number	Exhibit Description

Exhibit 4.1

Rights Agreement, dated as of October 31, 2005, between Image Entertainment, Inc. and Computershare Trust Company, Inc., which includes as Exhibit A thereto a form of Certificate of Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Preferred Stock.

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Dated:	November 2, 2005	By:	/s/ DENNIS HOHN CHO
			Name:	Dennis Hohn Cho
			Title:	Corporate Secretary